                                                                   EXHIBIT 10.32

                       WARRANT TO PURCHASE COMMON STOCK
                                      OF
                             PURCHASEPRO.COM, INC.
                                Amendment No. 1


     That certain Warrant to Purchase Common Stock of PurchasePro.com, Inc. (the "Warrant"), dated November 24, 1999, between PurchasePro.com, Inc., a Nevada Corporation with headquarters at 3291 North Buffalo Drive, Las Vegas, Nevada 89129, hereafter referred to as "PurchasePro"; and Advanstar IN, Inc., a Delaware Corporation (as assignee of Advanstar, Inc. pursuant to an Assignment and Assumption Agreement dated February 10, 2000) with headquarters at 545 Boylston Street, Boston, Massachusetts 02116, hereafter referred to as "Advanstar"; is hereby amended on this 1st day of June, 2000 (the "Amendment Effective Date") as follows:

WHEREAS, the parties have recognized the desirability of amending the Warrant as provided in this Amendment No. 1 (this "Amendment");

THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. All defined terms used in this Amendment shall have the same respective meanings as ascribed to such terms in the Warrant.

2. Section 1 of the Warrant is hereby amended to provide that the Exercise Period shall continue beyond the date specified in the Warrant and shall end at 5:00 p.m., Pacific standard time, on the date which is six months after the Amendment Effective Date.

3. Section 2 of the Warrant is hereby amended to provide that, as to the 383,558 shares (post December 14, 1999 3-for-2 split) outstanding under the Warrant, the Exercise Price shall be $27.00 per share, as adjusted to reflect any further stock dividend, stock split, or other conversion of the number of shares of the Company into a different number of shares, however denominated.

4. All other provisions of the Warrant shall remain the same and in full force and effect.

In witness whereof, the undersigned parties hereto have executed this Amendment as of the day and year above written.

PurchasePro.com, Inc.                   Advanstar IH, Inc.


By: /s/ Christopher P. Carton           By: /s/ Robert L. Krakoff
    --------------------------------        ------------------------------------
    Christopher P. Carton, President        Robert L. Krakoff, Chairman and CEO